UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015 (August 10, 2015)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 East Park Drive, Second Floor Brentwood, Tennessee (Address of Principal Executive Offices)		37027 (Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 10, 2015, AAC Holdings, Inc., a Nevada corporation (the “Company”), through American Addiction Centers, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“AAC”), and Oxford Treatment Center, LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of the Company (the “Buyer”), completed the acquisition of substantially all of the assets of The Oxford Centre, Inc., a Mississippi corporation (“The Oxford Centre”) and BHR Oxford Real Estate, LLC, a Delaware limited liability company (“BHR”), acquired certain real property from River Road Management, LLC, a Mississippi limited liability company (“RRM”) (collectively, “The Oxford Centre Acquisition”), in exchange for an aggregate of approximately $35,000,000 in cash, upon the terms and subject to the conditions contained in that certain Asset Purchase Agreement dated May 12, 2015, as amended, among AAC, Buyer, BHR, The Oxford Centre and RRM, which was previously announced and disclosed in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2015. The Oxford Centre is a Mississippi-based provider of substance abuse treatment and rehabilitation services, including a 76-bed inpatient substance abuse treatment facility in Etta, Mississippi.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement. A copy of the Asset Purchase Agreement is incorporated herein by reference as Exhibit 2.1.

The Company will file with the SEC the financial statements and pro forma financial information required to be filed as a result of The Oxford Centre Acquisition pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X within 71 days of the date on which this Current Report on Form 8-K was required to be filed with the SEC.

Item 7.01. Regulation FD Disclosure.

On August 10, 2015, the Company issued a press release announcing the acquisition of substantially all of the assets of The Oxford Centre and certain real property of RRM. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Asset Purchase Agreement, dated May 12, 2015, by and among American Addiction Centers, Inc., Oxford Treatment Center, LLC, The Oxford Centre, Inc. and River Road Management, LLC (previously filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q (File No. 001-36643), filed on August 3, 2015 and incorporated herein by reference).

2.2*	Amendment to the Asset Purchase Agreement, dated August 10, 2015, by and among American Addiction Centers, Inc., Oxford Treatment Center, LLC, BHR Oxford Real Estate, LLC, The Oxford Centre, Inc. and River Road Management, LLC.

99.1	Press Release dated August 10, 2015

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. AAC Holdings, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: August 12, 2015

EXHIBIT INDEX

No.	Exhibit

2.1*	Asset Purchase Agreement, dated May 12, 2015, by and among American Addiction Centers, Inc., Oxford Treatment Center, LLC, The Oxford Centre, Inc. and River Road Management, LLC (previously filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q (File No. 001-36643), filed on August 3, 2015 and incorporated herein by reference).

2.2*	Amendment to the Asset Purchase Agreement, dated August 10, 2015, by and among American Addiction Centers, Inc., Oxford Treatment Center, LLC, BHR Oxford Real Estate, LLC, The Oxford Centre, Inc. and River Road Management, LLC.

99.1	Press Release dated August 10, 2015

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. AAC Holdings, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.